UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 7, 2006

Interstate Hotels & Resorts, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-14331	52-2101815
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4501 North Fairfax Drive, Suite 800, Arlington, Virginia		22203
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(703) 387-3100

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b) On April 7, 2006, Raymond C. Mikulich notified the Company that he had decided not to stand for re-election as a member of the Board of Directors at the Company's Annual Meeting to be held on June 1, 2006.

(c) On April 10, 2006, Paul Burke notified the Company that he would be resigning as President, Hotels Division of the Company effective April 21, 2006.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Interstate Hotels & Resorts, Inc.

April 13, 2006	By:	/s/ Christopher L. Bennett

Name: Christopher L. Bennett
Title: Senior Vice President, General Counsel and Secretary